EXHIBIT 10.6

GENERAL SECURITY AGREEMENT

Non-Consumer

TO:	Jesse Kaplan as Collateral Agent for the Purchasers
("Collateral Agent")

FROM:	2304101 Ontario Inc. (operating as Behavioural Neurological Applications and Solutions), an Ontario corporation (the "Debtor")

1.	DEFINITIONS

All capitalized terms used in this Agreement and in any schedules attached hereto shall, except where defined herein, be interpreted pursuant to their respective meanings when used in the Personal Property Security Act (the "PPSA") of the province or territory referred to in the "Governing Law" section of this Agreement (the "Province") and any regulations issued thereunder.

2.	SECURITY INTEREST AND CHARGE

(a)

As general and continuing collateral security for the payment and performance of all debts, liabilities and obligations of the Debtor to the Purchasers identified on Schedule “C” hereto (the “Purchasers”) under a certain Securities Purchase Agreement (the “SPA”) among such Purchasers, the Notes acquired in connection therewith, the obligations of the Debtor arising under and in connection with the Transaction Documents (as defined in the SPA) howsoever arising, both present and future, absolute and contingent, direct and indirect, matured or not, and whether the Debtor be bound alone or jointly or severally with others (the "Indebtedness"), the Debtor hereby assigns and grants a mortgage, pledge, charge and security interest (which, in the case of any real property and any other Collateral (as hereinafter defined) not subject to the PPSA, shall be a mortgage as and by way of a floating charge) to and in favour of Collateral Agent in all property, assets and undertaking of the Debtor referred to in Schedule "A" (including all such property, assets and undertaking owned or leased by or licensed to the Debtor and in which the Debtor at any time has an interest or to which the Debtor is or at any time may become entitled) and in all Proceeds and renewals thereof, Accessions thereto and substitutions therefor (herein collectively called the "Collateral ").

(b)

The assignments, mortgages, pledges, charges, security interests and floating charges (if applicable) granted hereunder are hereinafter collectively called the "Security Interests". The Debtor warrants and acknowledges to and in favour of Collateral Agent that:

(i)

the Debtor has rights in all existing Collateral and the parties intend the Security Interest hereby created in any of the Debtor's existing property which is subject to the PPSA to attach upon execution and delivery hereof;

(ii)

the parties intend the Security Interest created in any of the Debtor's after-acquired property which is subject to the PPSA to attach at the same time as it acquires rights in the after-acquired property; and

(iii)	value has been given.

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(c)

For greater certainty, where the Collateral includes all of the Debtor's present and after-acquired Personal Property, and any of such Collateral is or becomes located on lands or premises leased or subleased by the Debtor, the Collateral includes the Debtor's interest as tenant or lessee under any and all of such leases and subleases of the lands or premises.

(d)

The last day of any term reserved by any lease or agreement to lease is excepted out of the Security Interest and does not form part of the Collateral, but the Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

(e)

If the grant of the Security Interest in respect of any contract, lease, agreement to lease, license, permit, approval or intellectual property right would result in the termination or breach of such contract, lease, agreement to lease, license, permit, approval or intellectual property right, then the applicable contract, lease, agreement to lease, license, permit, approval or intellectual property right will not be subject to the Security Interest but will be held in trust by the Debtor for the benefit of Collateral Agent and, on exercise by Collateral Agent of any of its rights under this Agreement following Default, assigned by the Debtor as directed by Collateral Agent.

3.	CONTINUOUS INTEREST

The Security Interest hereby created is a continuing charge, and shall secure all Indebtedness notwithstanding that the Indebtedness may be fluctuating and even may from time to time and at any time be reduced to a nil balance, and notwithstanding that monies advanced may be repaid and future advances may be made to or to the order of the Debtor or in respect of which the Debtor is liable. The Security Interest maintains priority for all Indebtedness secured hereby whether incurred or arising before or after the creation or registration of any Encumbrance (as hereinafter defined) and notwithstanding that at any time there may not be any Indebtedness then outstanding.

4.	AUTHORIZED DEALING WITH COLLATERAL

Until Default (as hereinafter defined), or until Collateral Agent provides written notice to the contrary to the Debtor, the Debtor may deal with the Collateral in the ordinary course of the Debtor's business in any manner not inconsistent with the provisions of this Agreement, provided that the Debtor shall not, without the prior written consent of Collateral Agent:

(a)

sell, exchange, lease, transfer or otherwise dispose of any of the Collateral other than inventory being sold, leased or disposed of for fair market value in the ordinary course of the Debtor's business as it is presently conducted and for the purpose of carrying on that business, or

(b)

create, incur or permit to exist any security interest, mortgage, lien, claim, charge or other encumbrance (herein collectively called the "Encumbrances" and individually, an "Encumbrance") upon any of the Collateral whether it would rank or purport to rank in priority to, equally with or behind the Security Interest granted under this Agreement, except operating leases incurred in the ordinary course of the Debtor's business.

Nothing in this Agreement or otherwise creates a postponement or subordination of any priority of Collateral Agent in any of the Collateral in favour of any present or future holder of an Encumbrance (including without limitation, a holder of a lease) in any of the Collateral.

If the Collateral comprises any Investment Property, Chattel Paper, Instrument, Money or Document of Title, the Debtor will, forthwith upon request, deliver the same to Collateral Agent and will allow Collateral Agent to retain possession of the same. If the Collateral comprises any Investment Property that is a Certificated Security, the Debtor will, upon request, deliver to Collateral Agent all Security Certificates relating to such Certificated Security endorsed in blank. If the Collateral comprises any Investment Property that is an Uncertificated Security or a Security Entitlement, the Debtor, on request by Collateral Agent, will, or will cause the issuer of such Investment Property to, or will cause the Securities Intermediary that holds such Investment Property to, take all steps as are necessary to give exclusive control (as that term is used in the PPSA) over such Investment Property to Collateral Agent on terms and conditions satisfactory to Collateral Agent.

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5.	REPRESENTATIONS AND WARRANTIES OF THE DEBTOR

The Debtor hereby represents and warrants to Collateral Agent that:

(a)	the Collateral is owned by the Debtor free of all Encumbrances, save for those Encumbrances agreed to in writing between Collateral Agent and the Debtor and those shown on Schedule "B" hereto;

(b)

each Account, Chattel Paper and Instrument constituting Collateral is enforceable in accordance with its terms against the party obligated to pay the same (the "Account Debtor") and the amount represented by the Debtor to Collateral Agent from time to time as owing by each Account Debtor will be the correct amount actually and unconditionally owing from such Account Debtor, except for normal cash discounts where applicable;

(c)

as at the date hereof, the description of the Collateral in Schedule "A" hereto is complete and accurate, and, if so requested by Collateral Agent, all serial numbers and vehicle identification numbers affixed to or ascribed to any of the Collateral have been provided to Collateral Agent;

(d)

the Debtor has full power and authority to conduct its business and own its properties in all jurisdictions in which the Debtor carries on business, except to the extent any failure to do so would not reasonably be expected to have a material adverse effect on its business, operations or financial condition or impair its ability to perform its obligations hereunder, and has full power and authority to grant to Collateral Agent the Security Interest created under this Agreement and to execute, deliver and perform all of its obligations under this Agreement;

(e)

this Agreement has been duly executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of the Debtor, subject only that such enforcement may be limited by bankruptcy, insolvency and any other similar laws of general application affecting creditors' rights generally and by rules of equity limiting enforceability by specific performance;

(f)

there is no provision in any agreement to which the Debtor is a party, nor is there any statute, rule or regulation, or to the knowledge of the Debtor any judgment, decree or order of any court, binding on the Debtor which would be contravened by the execution and delivery of this Agreement;

(g)

there is no litigation, proceeding or dispute pending, or to the knowledge of the Debtor threatened, against or affecting the Debtor or the Collateral, the adverse determination of which might materially and adversely affect the Debtor's business, financial condition or operations or impair the Debtor's ability to perform its obligations hereunder or affect the priority of the Security Interest created hereunder or affect the rights and remedies of Collateral Agent hereunder;

(h)	the name of the Debtor is accurately and fully set out below, and the Debtor is not nor has it been known by any other name other than as set out below;

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(i)

as at the date hereof, the Collateral is located in the Province and such other jurisdictions indicated on Schedule "A" hereto. With respect to Goods (including Inventory) constituting Collateral, the locations specified in Schedule "A" are accurate and complete save for Goods in transit to such locations and Inventory on lease or consignment; and all buildings, fixtures or Goods about to become fixtures and all crops and all oil, gas or other minerals to be extracted and all timber to be cut which forms part of the Collateral will be situate at one of such locations. For certainty, the Security Interests attach to all Collateral, wherever located, whether or not in jurisdictions indicated on Schedule "A" hereto;

(j)	the Collateral does not consist of Consumer Goods;

(k)	the Collateral, except as previously communicated to Collateral Agent in writing, does not consist of Goods that are of a kind that are normally used in more than one jurisdiction; and

(l)	the Debtor's place of business, or if more than one place of business, the Debtor's chief executive office, is located in the Province (unless otherwise advised to Collateral Agent in writing).

6.	COVENANTS OF THE DEBTOR

The Debtor hereby covenants with Collateral Agent that:

(a)

the Debtor owns and will maintain the Collateral free of Encumbrances, except those agreed to in writing between Collateral Agent and the Debtor and those described in Schedule "B" hereto, or hereafter approved in writing by Collateral Agent prior to their creation or assumption, and will defend its title to the Collateral for the benefit of Collateral Agent against the claims and demands of all persons;

(b)

the Debtor will maintain the Collateral in good condition and repair and will not allow the value of the Collateral to be materially impaired and will permit Collateral Agent or such person as Collateral Agent may from time to time appoint to enter into any premises during business hours and on reasonable prior notice (or at such other time as may be reasonably requested by Collateral Agent or such person) where the Collateral may be kept to view its condition;

(c)

the Debtor will conduct its business in a proper and business-like manner and will keep proper books of account and records of its business, and upon request will furnish access to its books and records at all reasonable times, and will give to Collateral Agent any information which it may reasonably require relating to the Debtor's business;

(d)

the Debtor will punctually pay all rents, taxes, rates and assessments lawfully assessed or imposed upon any property or income of the Debtor and will punctually pay all debts and obligations to labourers, workers, employees, contractors, subcontractors, suppliers of materials and other creditors which, when unpaid, might under applicable federal, provincial, state or other laws have priority over the Security Interest granted by this Agreement;

(e)	the Debtor will punctually make all payments and perform all of its obligations under any contracts under which any material Collateral is held or to which it is subject;

(f)	the Debtor will immediately give notice to Collateral Agent of:

(i)	any change in the location of the Collateral from that specified in Section 5(i) hereof;

(ii)

the details of any material acquisition or disposition of Collateral (whether authorized by Collateral Agent or not), including any additions to or deletions from the listing of serial numbers and vehicle identification numbers specified in Schedule "A" hereto;

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(iii)	any material loss of or damage to Collateral;

(iv)	the details of any claims or litigation that could adversely affect the Debtor or the Collateral in any material way;

(v)	any change of its name or of any trade or business name used by it;

(vi)	any change of its place of business, or if it has more than one place of business, of its chief executive office; and

(vii)	any merger or amalgamation of the Debtor with any person;

and the Debtor agrees not to effect or permit any of the changes referred to in clauses (i), (ii), (v), (vi) or (vii) above unless all filings have been made and all other actions have been taken that are required or desirable (as determined by Collateral Agent) in order for Collateral Agent to continue to have a valid and perfected Security Interest in respect of the Collateral at all times following such change;

(g)

the Debtor will insure and keep insured the Collateral (or, in the case of any real property, the buildings located on and constituting part of the Collateral) against loss or damage by fire, lightning, explosion, smoke, impact by aircraft or land vehicle, riot, windstorm, hail and other insurable hazards to the extent of its full insurable value, and will maintain all such other insurance as Collateral Agent may reasonably require. The loss under the policies of insurance will be made payable to Collateral Agent as its interest may appear and will be written by an insurance company approved by Collateral Agent on terms reasonably satisfactory to Collateral Agent, and the Debtor will provide Collateral Agent with copies of the same. The Debtor will pay all premiums and other sums of money necessary for such purposes as they become due and will deliver to Collateral Agent proof of said payment, and will not allow anything to be done by which the policies may become vitiated. Upon the happening of any loss or damage the Debtor will furnish at its expense all necessary proofs and will do all necessary acts to enable Collateral Agent to obtain payment of the insurance monies;

(h)

the Debtor will observe the requirements of any regulatory or governmental authority with respect to the Collateral, except to the extent any failure to do so would not reasonably be expected to have a material adverse effect on its business, operations or financial condition or affect the priority of the Security Interest created hereunder or affect the rights and remedies of Collateral Agent hereunder;

(i)	the Debtor will not remove any of the Collateral from any location specified in Section 5(i) hereof without the prior written consent of Collateral Agent;

(j)

Collateral Agent may pay or satisfy any Encumbrance created in respect of any Collateral, or any sum necessary to be paid to clear title to such Collateral, and the Debtor agrees to repay the same on demand, plus interest thereon at a rate equal to the highest rate of interest payable by the Debtor on any portion of the Indebtedness;

(k)

Collateral Agent and the Debtor may from time to time agree in writing as to affirmative and negative covenants and restrictions to be performed and observed by the Debtor in respect of provision of financial information, payment of dividends, capital expenditures, incurring of additional obligations, reduction of capital, distribution of assets, amalgamation, repayment of loans, lending of money, sale and other disposition of assets and/or such other matters as Collateral Agent and the Debtor may think fit, and the Debtor agrees to perform and observe such affirmative and negative covenants and restrictions to the same extent and effect as if the same were fully set forth in this Agreement; and

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(l)

the Debtor will not permit the Collateral constituting personal property to become affixed to real or other personal property (unless the Debtor owns such real or other personal property, and Collateral Agent has a Security Interest therein having the same priority as in respect of the Collateral becoming so affixed) without the prior consent of Collateral Agent in writing, and will obtain and deliver to Collateral Agent such waivers regarding the Collateral as Collateral Agent may reasonably request from any owner, landlord or mortgagee of the premises where the Collateral is or may be located.

7.	DEFAULT

The happening of any of the following shall constitute default (a "Default") under this Agreement:

(a)	the Debtor fails to pay, when due, the Indebtedness or any part thereof;

(b)

the Debtor fails, when due, to perform any obligation (other than payment of the Indebtedness or any part thereof) to Collateral Agent, and such failure, if capable of being cured, is not cured within 5 days of the date the Debtor first knew or should have known of such failure;

(c)

the Debtor fails when due to perform any obligation to any other person, and such failure, if capable of being cured, is not cured within 7 days of the date the Debtor first knew or should have known of such failure;

(d)

any representation or warranty made in this Agreement or any other document or report furnished to Collateral Agent in respect of the Debtor or the Collateral is false or misleading in any material respect;

(e)	the Debtor ceases or demonstrates an intention to cease to carry on business or disposes or purports to dispose of all or a substantial part of its assets;

(f)	any of the licenses, permits or approvals granted by any government or any government authority and material to the business of the Debtor is withdrawn, cancelled or significantly altered;

(g)

an order is made or a resolution is passed for winding up the Debtor, or a petition is filed for the winding up, dissolution, liquidation or amalgamation of the Debtor or any arrangement or composition of its debts;

(h)

the Debtor becomes insolvent or makes an assignment or proposal or files a notice of intention to make a proposal for the benefit of its creditors, or a bankruptcy petition or receiving order is filed or made against the Debtor, or a Receiver (as hereinafter defined), trustee, custodian or other similar official of the Debtor or any part of its property is appointed, or the Debtor commits or demonstrates an intention to commit any act of bankruptcy, or the Debtor otherwise becomes subject to the provisions of the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangements Act (Canada) or any other act for the benefit of its creditors;

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(i)

any execution, sequestration, extent or distress or any other like process is levied or enforced against any property of the Debtor, or a secured party takes possession of any of the Debtor's property;

(j)	any material adverse change occurs in the financial position of the Debtor; or

(k)

Collateral Agent considers that it is insecure, or that the prospect of payment or performance by the Debtor of the Indebtedness is or is about to be impaired, or that the Collateral is or is about to be placed in jeopardy.

8.	REMEDIES

On Default:

(a)

Collateral Agent may seize or otherwise take possession of the Collateral or any part thereof and sell the same by public or private sale at such price and upon such terms as Collateral Agent in its sole discretion may determine, and the proceeds of such sale less all costs and expenses of Collateral Agent (including costs as between a solicitor and its own client on a full indemnity basis) shall be applied on the Indebtedness and the surplus, if any, shall be disposed of according to law;

(b)	Collateral Agent may apply to a court of competent jurisdiction for the sale or foreclosure of any or all of the Collateral;

(c)

Collateral Agent may enforce this Agreement by any method provided for in this Agreement, under the PPSA or under any other applicable statute or otherwise as permitted by law, and may dispose of the Collateral by any method permitted by law, including disposal by lease or deferred payment;

(d)

Collateral Agent may apply to a court for the appointment of a Receiver (as hereinafter defined), or may appoint by instrument any person or persons, to be a Receiver of any Collateral, and may remove any person so appointed and appoint another in his stead. The term "Receiver" as used in this Agreement includes a receiver, a manager and a receiver-manager;

(e)	any Receiver will have the power:

(i)	to take possession of any or all of the Collateral and for that purpose to take any proceedings, in the name of the Debtor or otherwise;

(ii)

to carry on or concur in carrying on the business of the Debtor and enter on, occupy and use (without charge by the Debtor) any of the premises, buildings, plant and undertaking of, or occupied or used by, the Debtor;

(iii)	to sell or lease any Collateral;

(iv)	to make any arrangement or compromise which he may think expedient in the interest of Collateral Agent;

(v)

to pay all liabilities and expenses connected with the Collateral, including the cost of insurance and payment of taxes or other charges incurred in obtaining, maintaining possession of and preserving the Collateral, and the same shall be added to the Indebtedness and secured by the Collateral;

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(vi)	to hold as additional security any increase or profits resulting from the Collateral;

(vii)	to exercise all rights that Collateral Agent has under this Agreement or otherwise at law;

(viii)

with the consent of Collateral Agent in writing, to borrow money for the purpose of carrying on the business of the Debtor or for the maintenance of the Collateral or any part thereof or for other purposes approved by Collateral Agent, and any amount so borrowed together with interest thereon shall form a charge upon the Collateral in priority to the Security Interest created by this Agreement;

(ix)	to enter into and to occupy any premises in which the Debtor has any interest; and

(x)	to exercise any of the powers and rights of an Entitlement Holder in respect of any Security Entitlement of the Debtor;

(f)

the Debtor hereby appoints each Receiver appointed by Collateral Agent to be its attorney to effect the sale or lease of any Collateral and any deed, lease, agreement or other document signed by a Receiver under his seal pursuant hereto will have the same effect as if it were under the seal of the Debtor;

(g)

any Receiver will be deemed (for purposes relating to responsibility for the Receiver's acts or omissions) to be the agent of the Debtor and not of Collateral Agent, and the Debtor will be solely responsible for his acts or defaults and for his remuneration and expenses, and Collateral Agent will not be in any way responsible for any misconduct or negligence on the part of any Receiver;

(h)

neither Collateral Agent nor any civil enforcement agent, sheriff, Receiver or person having similar responsibilities will be required to take any steps to preserve any rights against other parties pursuant to any Collateral, including without limitation, any Investment Property, Chattel Paper or Instrument constituting the Collateral or any part of it. Furthermore, Collateral Agent shall have no obligation to take any steps to preserve prior encumbrances on any Collateral whether or not in Collateral Agent 's possession and shall not be liable or accountable for failure to do so;

(i)	neither Collateral Agent nor any civil enforcement agent, sheriff, Receiver or person having similar responsibilities is required to keep Collateral identifiable; and

(j)	Collateral Agent may use the Collateral in any manner as it in its sole discretion deems advisable.

Collateral Agent may exercise any or all of the foregoing rights and remedies (or any other rights and remedies available to Collateral Agent) without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except as required by applicable law) to or on the Debtor or any other person, and the Debtor by this Agreement waives each such demand, presentment, protest, advertisement and notice to the extent permitted by applicable law. None of the rights and remedies contained herein or otherwise available to Collateral Agent will be exclusive of or dependent on or merge in any other right or remedy, and one or more of such rights and remedies may be exercised independently or in combination from time to time.

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9.	COLLECTION OF DEBTS

Before or after Default, Collateral Agent may notify all or any Account Debtor of the Security Interest and may also direct such Account Debtor to make all payments on any Collateral to Collateral Agent. The Debtor acknowledges that any payments on or other proceeds of Collateral received by the Debtor from Account Debtor after Default under this Agreement and whether before or after notification of this Security Interest to Account Debtor shall be received and held by the Debtor in trust for Collateral Agent and shall be turned over to Collateral Agent on request. The Debtor shall furnish Collateral Agent with all information which may assist in the collection of all Accounts and any other monies or debts due to the Debtor.

10.	INVESTMENT PROPERTY

If the Collateral at any time includes Investment Property, the Debtor irrevocably authorizes and appoints Collateral Agent as its attorney and agent to transfer the same or any part thereof into its own name or that of its nominee(s) so that Collateral Agent or its nominee(s) may appear on record as the sole owner thereof; provided that, until Default, Collateral Agent shall deliver promptly to the Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Debtor or its order a proxy to vote and take all action with respect to such Investment Property. After Default, the Debtor waives all rights to receive any notices or communications received by Collateral Agent or its nominee(s) as such registered owner and agrees that no proxy issued by Collateral Agent to the Debtor or to its order as aforesaid shall thereafter be effective. These powers are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interests created by this Agreement are released.

11.	COLLATERAL IN POSSESSION OF COLLATERAL AGENT

The Debtor agrees with Collateral Agent that, with respect to any Collateral held in the possession of Collateral Agent pursuant to this Agreement ("Retained Collateral"):

(a)

Collateral Agent's responsibility with regard to the Retained Collateral shall be limited to exercising the same degree of care which it gives to similar property held by Collateral Agent at the branch where the Retained Collateral is held. Collateral Agent shall not in any event be obligated to protect the Retained Collateral from depreciating or becoming worthless, or to present, protest, collect, enforce or realize on any of the Retained Collateral;

(b)

Collateral Agent shall not be obliged to collect or see to the payment of revenue, income, interest or dividends upon any of the Retained Collateral, but all such revenue, income, interest or dividends, if any, when received by the Debtor, shall immediately be paid to Collateral Agent. Collateral Agent, in its sole discretion, may hold such monies as Collateral or appropriate it to any portion of the Indebtedness;

(c)

the Debtor irrevocably appoints Collateral Agent as its attorney and agent, with full powers of substitution, to sell, transfer, surrender, redeem, endorse or otherwise deal with any of the Retained Collateral as Collateral Agent, in its sole discretion, may see fit. These powers are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interests created by this Agreement are released; and

(d)

Collateral Agent shall have all rights and powers, but shall not be required to exercise any right or benefit which the holder or owner of the Retained Collateral may at any time have in connection with the Retained Collateral.

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12.	ACCELERATION

In the event of Default, Collateral Agent, in its sole discretion, may without demand or notice of any kind, declare all or any of the Indebtedness which is not by its terms payable on demand, to be immediately due and payable. The provisions of this section are not intended in any way to affect any rights of Collateral Agent with respect to any Indebtedness which may now or hereafter be payable on demand.

13.	NOTICE

Any notice or demand required or permitted to be made or given by Collateral Agent to the Debtor may be validly served by delivering the same or by mailing the same prepaid registered mail, addressed to the Debtor at the last known address of the Debtor or of any officer or director thereof, as shown on the records of Collateral Agent, and in the case of mailing, such notice or demand shall be deemed to have been received by the Debtor on the third business day following the date of mailing.

14.	COSTS AND EXPENSES

The Debtor agrees to pay all reasonable costs, charges and expenses incurred by Collateral Agent or any Receiver appointed by it (including without restricting the generality of the foregoing, legal costs as between a solicitor and his own client on a full indemnity basis and also an allowance for the time, work and expenses of Collateral Agent or any agent, solicitor, or servant of Collateral Agent for any purpose herein provided at such rates as Collateral Agent may establish in its sole discretion from time to time) in preparing, registering or enforcing this Agreement, taking custody of, preserving, maintaining, repairing, processing, preparing for disposing of the Collateral and in enforcing or collecting the Indebtedness, and all such costs, charges and expenses shall be a first charge on the proceeds of realization, collection or disposition of the Collateral and shall be secured hereby.

15.	REGISTRATION

The Debtor will ensure that this Agreement and all such supplementary and corrective instruments and any additional mortgage and security documents, and all documents, caveats, cautions, security notices and financing statements in respect thereof, are promptly filed and refiled, registered and re-registered and deposited and re-deposited, in such manner, in such offices and places, and at such times and as often as may be required by applicable law or as may be necessary or desirable to perfect and preserve the Security Interests as a first priority mortgage, charge and security interest and the rights conferred or intended to be conferred upon Collateral Agent by the Security Interests and will cause to be furnished promptly to Collateral Agent evidence satisfactory to Collateral Agent of such filing, registering and depositing.

16.	MISCELLANEOUS

(a)

Without limiting any other right of Collateral Agent, whenever the debts and liabilities of the Debtor to Collateral Agent are immediately due and payable, or Collateral Agent has the right to declare the debts and liabilities to be immediately due and payable, whether or not it has so declared, Collateral Agent may, in its sole discretion, set-off against the debts and liabilities any and all monies then owed to the Debtor by Collateral Agent in any capacity, whether due or not due, and Collateral Agent shall be deemed to have exercised such right of set-off immediately at the time of making its decision to do so even though any charge therefor is made or entered on Collateral Agent 's records subsequent thereto.

(b)

Collateral Agent may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with the Debtor, sureties and others and with Collateral and other security as Collateral Agent may see fit without prejudice to the liability of the Debtor or to Collateral Agent's right to hold and realize the Security Interest. Collateral Agent may demand, collect and sue on the Collateral in either the Debtor's or Collateral Agent 's name, at Collateral Agent's option, and may endorse the Debtor's name on any and all cheques, commercial paper and any other instruments pertaining to or constituting Collateral and for this purpose, the Debtor irrevocably authorizes and appoints Collateral Agent as its attorney and agent, with full power of substitution. These powers are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interests created by this Agreement are released.

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(c)

Upon the Debtor's failure to perform any of its obligations under this Agreement, Collateral Agent may, but shall not be required to, perform any such obligations, and the Debtor will pay to Collateral Agent, upon demand, an amount equal to the expense incurred by Collateral Agent in so doing with interest thereon from the date such expense is incurred at a rate equal to the highest rate of interest payable by the Debtor on any portion of the Indebtedness.

(d)

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. The Debtor may not assign this Agreement, or any of its rights or obligations under this Agreement, without the prior written consent of Collateral Agent. In any action brought by an assignee of this Agreement or the Security Interest created hereunder or any part thereof, the Debtor shall not assert against the assignee any claim or defense which the Debtor now has or hereafter may have against Collateral Agent.

(e)	If more than one person executes this Agreement as the Debtor:

(i)	the obligations of such persons hereunder shall be joint and several;

(ii)	the Security Interests shall secure the Indebtedness of each Debtor, whether or not any other Debtor or any other person is also liable therefor; and

(iii)

the Collateral shall include the interest of any Debtor in the property, assets and undertaking constituting Collateral owned or otherwise held by such Debtor, whether or not any other Debtor also has an interest therein.

(f)

The Debtor acknowledges and agrees that in the event it amalgamates with any other corporation or corporations it is the intention of the parties hereto that the term "Debtor" when used herein shall apply to each of the amalgamating corporations and to the amalgamated corporation, such that the Security Interests granted hereby:

(i)

shall extend and attach to "Collateral" (as that term is herein defined) owned by each of the amalgamating corporations and the amalgamated corporation at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated corporation; and

(ii)

shall secure the "Indebtedness" (as that term is herein defined) of each of the amalgamating corporations and the amalgamated corporation to Collateral Agent at the time of amalgamation and any "Indebtedness" of the amalgamated corporation to Collateral Agent thereafter arising.

(g)

This Agreement is in addition to and not in substitution for any other security or securities now or hereafter held by Collateral Agent and all such other securities shall remain in full force and effect. Collateral Agent will not be obliged to exhaust its recourse against the Debtor or any other person or against any other security it may hold in respect of the Indebtedness before realizing upon or otherwise dealing with the Collateral in such manner as Collateral Agent may consider desirable.

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(h)

The Debtor further agrees to execute and deliver to Collateral Agent such further assurances and conveyances and supplemental deeds and instruments as may be necessary to properly carry out the intention of this Agreement, as determined by COLLATERAL AGENT, or as may be required by Collateral Agent from time to time, in each case acting reasonably.

(i)

After Default, Collateral Agent may from time to time apply and re-apply, notwithstanding any previous application, in any such manner as it, in its sole discretion, sees fit, any monies received by it from the Debtor or as a result of any enforcement or recovery proceedings, in or toward payment of any portion of the Indebtedness. The Debtor will remain liable for any Indebtedness that is outstanding following realization of all or any part of the Collateral and the application of the proceeds thereof.

(j)

For the purpose of assisting Collateral Agent in assessing the creditworthiness of the Debtor or the ownership or description of any of the Collateral, and for the purpose of collecting all or any portion of the Indebtedness owing by the Debtor to Collateral Agent, the Debtor consents to the disclosure and release to Collateral Agent of personal information, including without limitation, motor vehicle information from Ontario Registries (or any other provincial government department having jurisdiction in that area). This consent is effective from the effective date of this Agreement and shall remain in effect until all Indebtedness is fully satisfied.

17.	APPOINTMENT OF COLLATERAL AGENT

The Purchasers hereby appoint Jesse Kaplan to act as their agent (“Collateral Agent”) for purposes of exercising any and all rights and remedies of the secured parties hereunder. Such appointment shall continue until revoked in writing by a Majority in Interest (as defined in the SPA), at which time a majority in interest shall appoint a new collateral agent. The Collateral Agent shall have the rights, responsibilities and immunities set forth in Schedule “D” hereto.

18.	INTERPRETATION

(a)	If a portion of this Agreement is wholly or partially invalid, then this Agreement will be interpreted as if the invalid portion had not been a part of it.

(b)

Where the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary depending upon the person referred to being male, female or body corporate.

19.	GOVERNING LAW

This Agreement will be interpreted in accordance with the laws of the Province of Ontario, and the Debtor irrevocably agrees that any suit or proceeding with respect to any matters arising out of or in connection with this Agreement may be brought in the courts of such Province or in any court of competent jurisdiction, as Collateral Agent may elect, and the Debtor agrees to attorn to the same.

20.	COPY OF AGREEMENT

The Debtor hereby acknowledges receipt of a copy of this Agreement, and waives any right it may have to receive a Financing Statement, Financing Change Statement or Verification Statement relating to it.

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IN WITNESS WHEREOF the Debtor has executed this Agreement this 7th day of June, 2015.

WITNESS:

2304101 ONTARIO INC.

By:	/s/ Scott L. Woodrow
Name:	Scott L. Woodrow
Title:	Chief Executive Officer and President

By:
Name:
Title:

Full Address of Debtor:

Full List of all prior names by which Debtor has been known (whether by way of name change, amalgamation or otherwise):

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OMNIBUS PURCHASER SIGNATURE PAGE TO
2304101 ONTARIO INC.
GENERAL SECURITY AGREEMENT

The undersigned, in its capacity as a Purchaser, hereby executes and delivers the Security Agreement to which this signature page is attached and agrees to be bound by the General Security Agreement on the date set forth on the first page of the General Security Agreement. This counterpart signature page, together with all counterparts of the General Security Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the General Security Agreement.

[Print Name of Purchaser]

[Signature]

Name: _____________________________________________________________

Title: ______________________________________________________________

Address: _______________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

Fax No.: __________________________________________

Email: ____________________________________________

Taxpayer ID# (if applicable): _________________________

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COLLATERAL AGENT SIGNATURE PAGE TO
2304101 ONTARIO INC.
GENERAL SECURITY AGREEMENT

The undersigned, in its capacity as the Collateral Agent, hereby executes and delivers the Security Agreement to which this signature page is attached and agrees to be bound by the General Security Agreement on the date set forth on the first page of the General Security Agreement. This counterpart signature page, together with all counterparts of the General Security Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the General Security Agreement.

[Print Name of Collateral Agent]

[Signature]

Name:_____________________________________________________________

Title: ______________________________________________________________

Address: ____________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

Fax No.: _____________________________________

Email: ______________________________________

Taxpayer ID# (if applicable): ____________________

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SCHEDULE A

Description of Collateral:

	☒	(a)	All of the Debtor's present and after-acquired Personal Property.

Select appropriate box or boxes. If no box is selected, the Debtor shall be deemed to have selected box (b).	☒	(b)

All of the Debtor's present and after-acquired property, assets and undertaking, including without limitation all present and after-acquired Personal Property, and all present and after-acquired real, immoveable and leasehold property.

	☒	(c)	All of the Debtor's present and after-acquired Personal Property except :

	☒	(d)	All of the Debtor’s equipment of whatever kind and wherever situated including, without limitation, all machinery, tools, apparatus, plant, furniture, fixtures and vehicles of whatever nature.

	☒	(e)

All Accounts, Instruments, debts and Chattel Paper which are now due, owing or accruing due, or which may hereafter become due, owing or accruing due, to the Debtor, together with all records (whether in writing or not) and other documents of any kind which in any way evidence or relate to any or all of the Accounts, Instruments, debts or Chattel Paper.

	☒	(f)	All of the Debtor's present and after-acquired Inventory, wherever located.

	☒	(g)	The following described Personal Property of the Debtor:

	☒	(h)	All harvested and unharvested crops whether growing or matured, and whether grain, roots, seeds, leaves or otherwise howsoever, and any interest of the Debtor therein, wherever located.

	☒	(i)	All of the Debtor’s, male or female, born or unborn, branded or unbranded, of whatever age or stage of growth, wherever located.

Listing of Serial Numbers:

The registration mark (for aircraft only) and the serial numbers or vehicle identification numbers of any motor vehicles, trailers, mobile homes, manufactured homes, boats, outboard motors for boats, or aircraft (other than those held as Inventory for sale or lease by the Debtor) constituting Collateral are as follows:

Make	Model	Year of Manufacture	Serial Number (and Registration Mark for aircraft only)

Locations of Collateral:

The Collateral is located at the following location(s):

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SCHEDULE B

PERMITTED ENCUMBRANCES

NONE

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SCHEDULE C

PURCHASERS

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SCHEDULE D TO

GENERAL SECURITY AGREEMENT

THE COLLATERAL AGENT

1. Appointment.The Purchasers (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the General Security Agreement to which this Schedule A is attached (the “Agreement”), by their acceptance of the benefits of the Agreement, hereby designate [REQUIRES COMPLETION] (“Collateral Agent”) as the Collateral Agent to act as specified herein and in the Agreement. Each Purchaser shall be deemed irrevocably to authorize the Collateral Agent to take such action on its behalf under the provisions of the Agreement and any other Transaction Document (as such term is defined in the SPA) and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder by or through its agents or employees.

2. Nature of Duties. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in the Agreement. Neither the Collateral Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of the Agreement or any other Transaction Document a fiduciary relationship in respect of Debtor or any Purchaser; and nothing in the Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of the Agreement or any other Transaction Document except as expressly set forth herein and therein.

3. Lack of Reliance on the Collateral Agent. Independently and without reliance upon the Collateral Agent, each Purchaser, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with such Purchaser’s investment in the Debtor, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Purchaser with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Collateral Agent shall not be responsible to the Debtor or any Purchaser for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement or any other Transaction Document, or for the financial condition of the Debtor or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Transaction Document, or the financial condition of the Debtor, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Notes or any of the other Transaction Documents.

4. Certain Rights of the Collateral Agent. The Collateral Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Secured Parties. To the extent practical, the Collateral Agent shall request instructions from the Secured Parties with respect to any material act or action (including failure to act) in connection with the Agreement or any other Transaction Document, and shall be entitled to act or refrain from acting in accordance with the instructions of Secured Parties holding a majority in principal amount of Notes (based on then-outstanding principal amounts of Notes at the time of any such determination); if such instructions are not provided despite the Collateral Agent’s request therefor, the Collateral Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Secured Parties in respect of actions to be taken by the Collateral Agent; and the Collateral Agent shall not incur liability to any person or entity by reason of so refraining. Without limiting the foregoing, (a) no Purchaser shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Document, and the Debtor shall have no right to question or challenge the authority of, or the instructions given to, the Collateral Agent pursuant to the foregoing and (b) the Collateral Agent shall not be required to take any action which the Collateral Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Documents or applicable law.

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5. Reliance. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Transaction Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Documents and its duties thereunder, upon advice of other experts selected by it. Anything to the contrary notwithstanding, the Collateral Agent shall have no obligation whatsoever to any Purchaser to assure that the Collateral exists or is owned by the Debtor or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

6. Indemnification. To the extent that the Collateral Agent is not reimbursed and indemnified by the Debtor, the Secured Parties will jointly and severally reimburse and indemnify the Collateral Agent, in proportion to their initially purchased respective principal amounts of Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder or under the Agreement or any other Transaction Document, or in any way relating to or arising out of the Agreement or any other Transaction Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Collateral Agent’s own gross negligence or willful misconduct. Prior to taking any action hereunder as Collateral Agent, the Collateral Agent may require each Purchaser to deposit with it sufficient sums as it determines in good faith is necessary to protect the Collateral Agent for costs and expenses associated with taking such action.

7. Resignation by the Collateral Agent.

(a) The Collateral Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Documents at any time by giving 5 days’ prior written notice (as provided in the Agreement) to the Debtor and the Secured Parties. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clauses (b) and (c) below.

(b) Upon any such notice of resignation, the Secured Parties, acting by a Majority in Interest, shall appoint a successor Collateral Agent hereunder.

(c) If a successor Collateral Agent shall not have been so appointed within said 5-day period, the Collateral Agent shall then appoint a successor Collateral Agent who shall serve as Collateral Agent until such time, if any, as the Secured Parties appoint a successor Collateral Agent as provided above. If a successor Collateral Agent has not been appointed within such 5-day period, the Collateral Agent may petition any court of competent jurisdiction or may interplead the Debtor and the Secured Parties in a proceeding for the appointment of a successor Collateral Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Debtor on demand.

8. Rights with respect to Collateral. Each Purchaser agrees with all other Secured Parties and the Collateral Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Collateral Agent or any of the other Secured Parties in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Purchaser has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Transaction Documents. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its duties and obligations under the Agreement. After any retiring Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of the Agreement including this Annex B shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.

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